COMMITMENTS	12 Months Ended
Dec. 31, 2018
Disclosure Of Commitments [Abstract]
COMMITMENTS

NOTE 12 – COMMITMENTS

a.	Obligation to pay royalties to the Israeli Government’s Innovation Authority (“IIA”)

The Company has received royalty-bearing grants sponsored by the IIA for the support of research and development activities of the Endo PAT3000 product (the development of which was discontinued before its completion with no sales to date). However, according to the IIA, the Company must pay royalties on all sales of all of the Company’s cardiology products, and not only for sales of the Endo PAT3000 and/or its technology, up to the total amount of $1,046 thousands.

The Company accrued for the royalties’ obligation once the grants became repayable, although the Company is in discussions with the IIA regarding the Company’s obligation to pay royalties on products other than the supported Endo PAT3000.

b.	Lease commitments

The Group has non-cancelable lease agreements for buildings and vehicles. Minimum lease commitments expected under these operating leases are as follows:

Year Ending December 31,	U.S. dollars in thousands

2019	$847
2020	720
2021	452
2022	54

Such minimum, lease payments include $319 thousand, $333 thousand, and $181 thousand for the years ending December 31, 2019, 2020 and 2021, respectively, relating to a lease agreement which was extended in January 2019.

See also Note 2u regarding the implementation of IFRS 16 as from January 1, 2019.